UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2024

MGO Global Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41592	83-1833607
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 SE 17th Street, Suite 121/#460596 Fort Lauderdale, Florida	33346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 913-3316

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	MGOL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) Compensation Arrangement of Principal Financial Officer

On April 2, 2024, the Board of Directors (“the Board”) of MGO Global Inc. (“MGO” or the Company”), at the recommendation of the Compensation Committee (the “Committee”), approved an increase in the base salary of Ms. Dana Perez, the Company’s Chief Financial Officer, from $165,000 to $200,000 per annum. This salary increase is effective as of April 2, 2024.

In addition, the Board approved an increase in the annual cash bonus which Ms. Perez will be entitled to receive based on her and the Company’s continued satisfaction of a combination of personal and Company’s goals. The annual cash bonus has been increased from ‘up to 20%’ to ‘up to 25%’ of Ms. Perez’s base salary.

The Board also approved the immediate granting of 50,000 restricted stock units (“RSUs”) in accordance with the MGO 2022 Equity Incentive Plan (the “Plan”). Subject to any acceleration provisions contained in the Plan or any other written agreement authorized by the Committee governing the terms of this award, these RSUs will vest on the one-year anniversary of their grant date, or April 2, 2025.

The foregoing is a summary description of certain amended terms of Ms. Perez’s employment. For a full description of all terms, please refer to the copy of the agreement that is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended Offer letter between MGO Global Inc. and Dana Perez, dated April 2, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2024	MGO Global Inc.

	By:	/s/ Maximiliano Ojeda
	Name:	Maximiliano Ojeda
	Title:	Chief Executive Officer